EXHIBIT 99.1

Colony Bankcorp, Inc. Announces Third Quarter Results

FITZGERALD, Ga., Oct. 19, 2007 (PRIME NEWSWIRE) -- Colony Bankcorp, Inc. (Nasdaq:CBAN), today reported quarterly net income of $2,619,000 for the third quarter of 2007, down 0.11 percent from third quarter 2006 net income of $2,622,000. Diluted earnings per share for the third quarter of 2007 were $0.36 per share compared to $0.36 per share for the same year ago period. Annualized return on assets for the quarter was 0.87 percent and return on equity was 12.87 percent, compared to 0.90 percent and 14.45 percent for the same year ago period, respectively. Net interest margin decreased to 3.81 percent for third quarter 2007 from 3.86 percent for second quarter 2007 and due to sluggish loan activity and the flat to slightly inverted yield curve, net interest margin is down from 3.93 percent for third quarter 2006.

Net income for the nine months ended September 30, 2007 was $7,795,000 or $1.08 per share as compared to $7,541,000, or $1.05 per share for the same year ago period. Earnings per share reflect an increase of 2.86 percent from a year ago. Annualized return on assets for the nine months ended September 30, 2007 was 0.87 percent and return on equity was 13.07 percent, compared to 0.88 percent and 14.22 percent for the nine months ended September 30, 2006, respectively.

Total assets increased 2.27 percent to $1,213,270,000 on September 30, 2007 from $1,186,382,000 a year ago. Net loans increased 2.99 percent to $954,066,000 on September 30, 2007 from $926,332,000 a year ago. Total deposits increased 0.24 percent to $1,018,755,000 on September 30, 2007 from $1,016,327,000 a year ago. Shareholders' equity on September 30, 2007 was $82,921,000 and equaled 6.83 percent of total assets.

With the sluggish loan activity year to date and the financial sector experiencing a slowdown in the commercial real estate and housing market, Colony continues to focus on credit quality. The ratio of non-performing assets to loans and other real estate on September 30, 2007 was 0.76 percent as compared to 0.84 percent on September 30, 2006 and 0.96 percent on December 31, 2006. Total nonperforming assets decreased $1,689,000 to $7,359,000 on September 30, 2007 from $9,048,000 on December 31, 2006, or a decrease of 18.67 percent. The third quarter 2007 provision for loan losses were $850,000 compared to $1,021,000 for the same period in 2006, while year to date 2007 provision for loan losses were $2,678,000 compared to $2,990,000 for the same year ago period. Net charge-offs (recoveries) for the quarter were (0.03) percent of average loans, down from 0.04 percent for the third quarter of 2006, while net charge-offs for the nine months ended September 30, 2007 were 0.09 percent, down from 0.14 percent for the same year ago period. Colony had recoveries on two commercial loans during the quarter that amounted to approximately $670,000. The loan loss reserve of $13,821,000 on September 30, 2007 was 1.43 percent of total loans compared to $12,308,000 or 1.31 percent of total loans on September 30, 2006, which provided coverage of 225.87 percent of non-performing loans and 187.81 percent of non-performing assets, compared to 167.11 percent and 155.46 percent on September 30, 2006, respectively.

During the quarter the board of directors increased the quarterly cash dividend to $0.0925 per share compared to $0.09 per share in the second quarter of 2007 and to the cash dividend of $0.0825 per share in the third quarter of 2006. The third quarter dividend payment represents an increase of 12.12 percent over the dividend payment in third quarter 2006.

Colony Bankcorp, Inc. is a multi-bank holding company headquartered in Fitzgerald, Georgia that consists of the following subsidiaries: Colony Bank of Fitzgerald, Colony Bank Wilcox, Colony Bank Ashburn, Colony Bank of Dodge County, Colony Bank Worth, Colony Bank Southeast, Colony Bank Quitman, FSB, Georgia First Mortgage Company and Colony Management Services, Inc. The Company conducts a general full service commercial, consumer and mortgage banking business through twenty-nine offices located in the middle and south Georgia cities of Fitzgerald, Warner Robins, Centerville, Ashburn, Leesburg, Cordele, Albany, Thomaston, Columbus, Sylvester, Tifton, Moultrie, Douglas, Broxton, Savannah, Eastman, Chester, Soperton, Rochelle, Pitts, Quitman and Valdosta, Georgia.

Colony Bankcorp, Inc. Common Stock is quoted on the Nasdaq National Market under the symbol "CBAN".

Certain statements contained in the preceding release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Company's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Forward-looking statements speak only as of the date on which such statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

                          COLONY BANKCORP, INC.
                     FINANCIAL HIGHLIGHTS (UNAUDITED)
               DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                               QUARTER ENDED         YEAR-TO-DATE
   EARNINGS SUMMARY         09/30/07   09/30/06   09/30/07   09/30/06
                           ---------  ---------  ---------  ---------
 Net Interest Income         $10,793    $10,794    $32,069    $31,407
 Provision for Loan Losses       850      1,021      2,678      2,990
 Non-interest Income           1,846      1,898      6,012      5,524
 Non-interest Expense          7,756      7,680     23,630     22,366
 Income Taxes                  1,414      1,369      3,978      4,034
 Net Income                    2,619      2,622      7,795      7,541
 Operating Income              2,620      2,622      7,674      7,541

                          COLONY BANKCORP, INC.
                     FINANCIAL HIGHLIGHTS (UNAUDITED)
               DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                               QUARTER ENDED          YEAR-TO-DATE
  PER SHARE SUMMARY         09/30/07   09/30/06   09/30/07   09/30/06
                           ---------  ---------  ---------  ---------
 Common Shares
  Outstanding              7,204,775  7,190,187  7,204,775  7,190,187
 Weighted Average
  Diluted Shares           7,202,424  7,181,894  7,198,270  7,177,042
 Net Income Per Weighted
  Average Diluted Shares  $     0.36 $     0.36 $     1.08 $     1.05
 Operating Income Per
  Weighted Average
  Diluted Shares          $     0.36 $     0.36 $     1.07 $     1.05
 Dividends Declared
  Per Share               $   0.0925 $   0.0825 $     0.27 $     0.24

                               QUARTER ENDED          YEAR-TO-DATE
  OPERATING RATIOS (1)      09/30/07   09/30/06   09/30/07   09/30/06
                           ---------  ---------  ---------  ---------
 Net Interest Margin (a)        3.81%      3.93%      3.79%      3.89%
 Return on Average Assets
  Based on Net Income           0.87%      0.90%      0.87%      0.88%
 Return on Average Assets
  Based on Operating Income     0.87%      0.90%      0.85%      0.88%
 Return on Average Equity
  Based on Net Income          12.87%     14.45%     13.07%     14.22%
 Return on Average Equity
  Based on Operating Income    12.88%     14.45%     12.86%     14.22%
 Efficiency (b)                60.92%     60.17%     61.63%     60.26%
 (1)      Annualized.
 (a)      Computed using fully taxable-equivalent net income.
 (b)      Computed by dividing non-interest expense by the sum of
          fully taxable-equivalent net interest income and
          non-interest income.

                                                 QUARTER ENDED
   ENDING BALANCES                         09/30/07          09/30/06
                                         -----------        -----------
 Total Assets                            $1,213,270        $1,186,382
 Loans, Net of Reserves                     954,066           926,332
 Allowance for Loan Losses                   13,821            12,308
 Goodwill                                     2,412             2,412
 Intangible Assets                              411               448
 Deposits                                 1,018,755         1,016,327
 Stockholders' Equity                        82,921            74,352
 Book Value Per Share                        $11.51            $10.34
 Tangible Book Value Per Share               $11.12             $9.94
 Shareholders' Equity to Total Assets          6.83%             6.27%

                         COLONY BANKCORP, INC.
                     FINANCIAL HIGHLIGHTS (UNAUDITED)
               DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                               QUARTER ENDED         YEAR-TO-DATE
   AVERAGE BALANCES        09/30/07    09/30/06   09/30/07   09/30/06
                         ----------  ---------- ----------  ---------
 Total Assets            $1,204,561  $1,164,579 $1,200,717 $1,145,853
 Loans, Net
  of Reserves               944,431     912,300    930,106    890,616
 Deposits                 1,014,957   1,002,788  1,022,430    976,570
 Stockholders' Equity        81,392      72,592     79,518     70,705

                               QUARTER ENDED         YEAR-TO-DATE
   ASSET QUALITY           09/30/07    09/30/06   09/30/07   09/30/06
                         ----------  ---------- ---------- ----------
 Nonperforming Loans     $    6,119  $    7,365 $    6,119 $    7,365
 Nonperforming Assets         7,359       7,917      7,359      7,917
 Net Loan Chg-offs
  (Recoveries)                 (324)        371        846      1,444
 Reserve for Loan Loss
  to Gross Loans               1.43%       1.31%      1.43%      1.31%
 Reserve for Loan Loss to
  Non-performing Loans       225.87%     167.11%    225.87%    167.11%
 Reserve for Loan Loss to
  Non-performing Assets      187.81%     155.46%    187.81%    155.46%
 Net Loan Chg-offs
  (Recoveries) to Avg.
  Gross Loans                 (0.03)%      0.04%      0.09%      0.14%
 Nonperforming Loans to
  Gross Loans                  0.63%       0.78%      0.63%      0.78%
 Nonperforming Assets to
  Total Assets                 0.61%       0.67%      0.61%      0.67%
 Nonperforming Assets to
  Loans and Other Real Estate  0.76%       0.84%      0.76%      0.84%

 Quarterly Comparative Data (in thousands, except per share data)

                   3Q2007     2Q2007     1Q2007     4Q2006     3Q2006

 Assets        $1,213,270 $1,203,777 $1,191,407 $1,213,504 $1,186,382
 Loans            954,066    940,786    917,984    929,783    926,332
 Deposits       1,018,755  1,021,743  1,024,632  1,042,446  1,016,327
 Equity            82,921     79,858     78,553     76,611     74,352
 Net Income         2,619      2,702      2,474      2,611      2,622
 Net Income
  Per Share          0.36       0.38       0.34       0.36       0.36
 Dividends
  Declared
  Per Share        0.0925       0.09     0.0875      0.085     0.0825

 Key Performance
  Ratios           3Q2007     2Q2007     1Q2007     4Q2006     3Q2006

 Return on
  Assets             0.87%      0.91%      0.82%      0.87%      0.90%
 Return on Equity   12.87%     13.58%     12.76%     13.83%     14.45%
 Equity/Assets       6.83%      6.63%      6.59%      6.31%      6.27%
 Net Interest
  Margin             3.81%      3.86%      3.70%      3.70%      3.93%

 Consolidated Balance Sheets Colony Bankcorp, Inc.
  (in thousands)

                                             Sept. 30,      Sept. 30,
                                             ---------      ---------
                                                2007           2006
                                                ----           ----
                                             (unaudited)   (unaudited)
 ASSETS
 Cash and Cash Equivalents
   Cash and Due from Banks                  $   22,405     $   23,254
   Federal Funds Sold                           17,129         35,577
                                                39,534         58,831
 Interest-Bearing Deposits                       3,616          3,156
 Investment Securities
   Available for Sale, at Fair Value           155,605        140,010
   Held for Maturity, at Cost (Fair Value of
    $69 and $78 as of Sept. 30, 2007 and
    Sept. 30, 2006, Respectively)                   69             78
                                            -----------    -----------
                                               155,674        140,088
                                            -----------    -----------
 Federal Home Loan Bank Stock, at Cost           5,533          5,222
                                            -----------    -----------
 Loans                                         968,292        939,139
   Allowance for Loan Losses                   (13,821)       (12,308)
   Unearned Interest and Fees                     (405)          (499)
                                            -----------    -----------
                                               954,066        926,332
                                            -----------    -----------
 Premises and Equipment                         27,541         27,558
                                            -----------    -----------
 Other Real Estate                               1,240            552
                                            -----------    -----------
 Goodwill                                        2,412          2,412
                                            -----------    -----------
 Other Intangible Assets                           411            448
                                            -----------    -----------
 Other Assets                                   23,243         21,783
                                            -----------    -----------
 Total Assets                               $1,213,270     $1,186,382
                                            ===========    ===========
 LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits
   Noninterest-Bearing                         $74,158        $72,033
   Interest-Bearing                            944,597        944,294
                                            -----------    -----------
                                             1,018,755      1,016,327
                                            -----------    -----------
 Borrowed Money
   Federal Funds Purchased                         476             --
   Subordinated Debentures                      29,384         24,229
   Other Borrowed Money                         73,600         63,500
                                            -----------    -----------
                                               103,460         87,729
                                            -----------    -----------

 Other Liabilities                               8,134          7,974
                                            -----------    -----------
 Stockholders' Equity
   Common Stock, Par Value $1, Authorized
    20,000,000 Shares, Issued 7,204,775 and
    7,190,187 Shares as of Sept. 30, 2007 and
    Sept. 30, 2006, Respectively                 7,205          7,190
   Paid in Capital                              24,503         24,202
   Retained Earnings                            52,019         44,417
   Restricted Stock-
    Unearned Compensation                         (343)          (346)
   Accumulated Other Comprehensive
    Loss, Net of Tax                              (463)        (1,111)
                                            -----------    -----------
                                                82,921         74,352
                                            -----------    -----------
 Total Liabilities and
  Stockholders' Equity                      $1,213,270     $1,186,382
                                            ===========    ===========

 Consolidated Statements of Income Colony Bankcorp, Inc.
   (in thousands except per share data)

                                Quarter              Year-to-Date
                          Three Months Ended       Nine Months Ended
                         09/30/07    09/30/06    09/30/07    09/30/06
                         --------    --------    --------    --------
                      (unaudited)  (unaudited) (unaudited) (unaudited)
 Interest Income
   Loans,
    Including Fees     $   20,735  $   19,665  $   60,923  $   55,070
   Federal Funds Sold         237         462       1,204       1,458
   Deposits with
    Other Banks                36          38         111          92
   Investment Securities
     U. S. Government
      Agencies              1,632       1,370       4,749       3,716
     State, County and
      Municipal               136          95         407         274
     Corporate
      Obligations
      /Asset-Backed Sec        79          43         205         116
    Dividends on
     Other Investments         76          75         225         203
                       ----------- ----------- ----------- -----------
                           22,931      21,748      67,824      60,929
                       ----------- ----------- ----------- -----------
 Interest Expense
    Deposits               10,853       9,762      32,133      25,938
    Federal Funds
     Purchased                 13          12          50          28
    Borrowed Money          1,272       1,180       3,572       3,556
                       ----------- ----------- ----------- -----------
                           12,138      10,954      35,755      29,522
                       ----------- ----------- ----------- -----------
 Net Interest Income       10,793      10,794      32,069      31,407
    Provision for
     Loan Losses              850       1,021       2,678       2,990
                       ----------- ----------- ----------- -----------
 Net Interest Income
  After Provision for
  Loan Losses               9,943       9,773      29,391      28,417
                       ----------- ----------- ----------- -----------

 Noninterest Income
  Service Charges
   on Deposits              1,224       1,193       3,556       3,380
  Other Service Charges,
   Commissions and Fees       218         207         703         625
  Mortgage Fee Income         225         180         763         516
  Securities Gains             (2)         --         184          --
  Other                       181         318         806       1,003
                       ----------- ----------- ----------- -----------
                            1,846       1,898       6,012       5,524
                       ----------- ----------- ----------- -----------
 Noninterest Expense
  Salaries and
    Employee Benefits       4,464       4,350      13,693      12,676
  Occupancy and Equipment   1,025       1,047       3,036       3,035
  Other                     2,267       2,283       6,901       6,655
                       ----------- ----------- ----------- -----------
                            7,756       7,680      23,630      22,366
                       ----------- ----------- ----------- -----------

 Income Before
  Income Taxes              4,033       3,991      11,773      11,575
 Income Taxes               1,414       1,369       3,978       4,034
                       ----------- ----------- ----------- -----------
 Net Income            $    2,619  $    2,622  $    7,795  $    7,541
                       =========== =========== =========== ===========
 Net Income Per Share
  of Common Stock
     Basic             $     0.36  $     0.36  $     1.08  $     1.05
                       =========== =========== =========== ===========
     Diluted           $     0.36  $     0.36  $     1.08  $     1.05
                       =========== =========== =========== ===========
 Weighted Average
  Basic Shares
  Outstanding           7,193,603   7,181,894   7,187,586   7,176,186
                       =========== =========== =========== ===========
 Weighted Average
  Diluted Shares
  Outstanding           7,202,424   7,181,894   7,198,270   7,177,042
                       =========== =========== =========== ===========

CONTACT: Colony Bankcorp, Inc.
         Terry L. Hester, Chief Financial Officer
         (229) 426-6002